UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 20, 2004



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Minnesota                         0-944                  41-0783184
------------------------------- --------------------------   -------------------
(State or other jurisdiction      (Commission file number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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[c]    Exhibits.

99.1 Press Release, dated April 20, 2004, issued by Possis Medical, Inc.

Item 5.  Possis Medical, Inc. to distribute Angiometrx  Metricath(TM)products.

Other Events

On April 20, 2004, the Company issued a press release reporting it had signed a three year agreement with Angiometrx, Inc., a subsidiary of Medical Ventures Corporation (TVX : MEV) of Canada, to act as the exclusive distributor of the Angiometrx Metricath(TM) products in the United States.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    April 20, 2004
                                      POSSIS MEDICAL, INC.



                                      By:   /s/ Eapen Chacko
                                            --------------------------
                                            Eapen Chacko
                                            Vice President, Finance

                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
99.1         Press Release, dated April 20, 2004, issued by Possis Medical, Inc.